UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 12, 2024, Arthur J. Gallagher & Co. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC as representatives of the underwriters named in Schedule A thereto (the “Underwriters”), with respect to the offering and sale of $500 million aggregate principal amount of its 5.450% Senior Notes due 2034 (the “2034 Notes”) and $500 million aggregate principal amount of its 5.750% Senior Notes due 2054 (“2054 Notes,” and together with the 2034 Notes, the “Notes”). The Underwriting Agreement is filed herewith as Exhibit 1.1.

The Notes offering has been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3, file no. 333-277002 (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”). The Notes will be issued pursuant to an indenture, dated as of May 20, 2021 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as modified and supplemented in respect of the Notes by an Officers’ Certificate pursuant to the Indenture, dated as of February 15, 2024 (the “Officers’ Certificate”). The relevant terms of the Notes, the Indenture and the Officers’ Certificate are further described under the caption “Description of Notes” in the prospectus supplement dated February 12, 2024, filed with the SEC by the Company on February 14, 2024. This description is incorporated in this Item 8.01 by reference. The Notes offering closed on February 15, 2024.

The Officers’ Certificate (including the forms of the Notes) is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference. The description of the Officers’ Certificate (including the forms of the Notes) in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Officers’ Certificate (including the form of the Notes). The Company is filing this Current Report on Form 8-K in order to file with the SEC certain items that are to be incorporated by reference into the Registration Statement. The opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the Notes is filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

1.1	Underwriting Agreement, dated February 12, 2024, by and among the Company and BofA Securities, Inc. and J.P. Morgan Securities LLC as representatives of the underwriters named in Schedule A thereto.

4.1	Officers’ Certificate of the Company pursuant to the Indenture, dated as of February 15, 2024.

4.2	Form of 5.450% Senior Notes due 2034 (included in Exhibit 4.1).

4.3	Form of 5.750% Senior Notes due 2054 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated February 15, 2024.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: February 15, 2024	/s/ Walter D. Bay
Walter D. Bay
Vice President, General Counsel and Secretary